                                   Exhibit 99



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Alfredo De Lucrezia, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Baymont Corporation for the quarterly period ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Baymont Corporation.


                                  By:       /s/ Alfredo  De  Lucrezia
                                            --------------------------
                                  Name:     Alfredo  De  Lucrezia

                                  Title:    Chief  Executive  Officer
                                            and  Chief  Financial  Officer

                                  Date:     June  16,  2003